UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 14, 2005

CITIZENS FIRST BANCORP, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-32041	38-3573852

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

525 Water Street, Port Huron, Michigan	48060

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (810) 987-8300

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On March 14, 2005, Citizens First Bancorp, Inc. issued a press release announcing its results of operations and financial condition for and as of, respectively, the three and twelve month periods ended December 31, 2004, unaudited. The press release is attached as Exhibit No. 99 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

The following exhibits are furnished herewith:

Exhibit
Number	Exhibit Description
99	Press Release dated March 14, 2005 announcing Registrant’s unaudited results of operations and financial condition for and as of the fiscal periods ended December 31, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized

CITIZENS FIRST BANCORP, INC.

Date: March 17, 2005
	By:	/s/ Marshall J. Campbell

Marshall J. Campbell
Chairman, President and Chief Executive Officer

EXHIBIT INDEX

Exhibit
Number	Exhibit Description
99	Press Release dated March 14, 2005 announcing Registrant’s unaudited results of operations and financial condition for and as of the fiscal periods ended December 31, 2004